Exhibit 10.29

LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of June 18, 2002 by and between PHARSIGHT, INC. (the “Borrower”) and Silicon Valley Bank (“Bank”).

1.             DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated June 13, 2001, as may be amended from time to time, (the “Domestic Loan Agreement”).  The Domestic Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and a Committed Term Loan in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000). Furthermore, Borrower is indebted to Bank pursuant to, among other documents, an Export-Import Bank Loan and Security Agreement, dated June 13, 2001, as may be amended from time to time (the “EXIM Loan Agreement”).  The EXIM Loan Agreement provided for, among other things, an EXIM Committed Line in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000).  The Domestic Loan Agreement and the EXIM Loan Agreement are collectively defined as the Loan Agreements. Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreements.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the “Obligations.”

2.             DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreements.   Additionally, repayment of the EXIM Committed Line is guaranteed by the Export-Import Bank of the United States “EXIM Bank” pursuant to a Master Guarantee Agreement between EXIM Bank and Bank.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the “Security Documents”.  Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

3.             DESCRIPTION OF CHANGE IN TERMS.

A.    Modification(s) to Domestic Loan Agreement.

1.               Sub letter (e) under Section 6.2 entitled “Financial Statements, Reports, Certificates” is hereby incorporated to read as follows:

(e)          Within 20 days after the last day of each month, Borrower will deliver to Bank its deferred revenue schedules.

2.               Sub letter (e) under Section 6.7 entitled “Maximum Losses” is hereby amended to read as follows:

(e)          Maximum Losses.  Borrower may suffer losses not to exceed the following: $3,800,000 for the quarter ending June 30, 2002; $3,100,000 for quarter ending September 30, 2002; $2,000,000 for quarter ending December 31, 2002 and $1,100,000 for quarter ending March 31, 2003.  Commencing June 30, 2003, Borrower will have net losses no more than 20% greater than the projected accounts in the “street” projections approved by Borrower’s board of directors.  If Borrower’s projects profitability for any given quarter ended June 30, 2003 or beyond, net income will be at least 80% of the projected amount in the “street” projections approved by Borrower’s board of directors.

3.               The following defined term under Section 13.1 entitled “Definitions” is hereby amended to read as follows:

“Revolving Maturity Date” is June 13, 2003.

B.                                  Modification of EXIM Loan Agreement.

1.                    The following defined term under Section 13.1 entitled “Definitions” is hereby amended to read as follows:

“EXIM Maturity Date” is June 13, 2003.

4.             CONSISTENT CHANGES.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5.             NO DEFENSES OF BORROWER.  Borrower agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6.             CONTINUING VALIDITY.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.  The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

                This Loan Modification Agreement is executed as of the date first written above.

BORROWER:	BANK:

PHARSIGHT, INC.	SILICON VALLEY BANK

By:	By:
Name:	Name:
Title:	Title:

SILICON VALLEY BANK

PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:	PHARSIGHT, INC.

LOAN OFFICER:	Ron Kundich

DATE:	June 18, 2002

	Domestic Loan Fee	$12,500.00
	Exim Loan Fee	22,500.00
	Documentation Fee	250.00
	Exim Application Fee	100.00

	TOTAL FEE DUE	$35,350.00

Please indicate the method of payment:

(  )  A check for the total amount is attached.

(  )  Debit DDA# _____________ for the total amount.

(  )  Loan proceeds.

Borrower	(Date)

Silicon Valley Bank	(Date)
Account Officer’s Signature

EXHIBIT D

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054

FROM:	PHARSIGHT CORPORATION

                The undersigned authorized officer of Pharsight Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date.  Attached are the required documents supporting the certification.  The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements + CC*	Monthly within 30 days	Yes	No
Annual (Audited)	FYE within 120 days	Yes	No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes	No
A/R & A/P Agings	Monthly within 20 days	Yes	No
Borrowing Base Certificate	Monthly within 20 days	Yes	No
Deferred Revenue Schedules	Monthly within 20 days	Yes	No
Board Approved Projections	Annually within 30 days of fiscal year end	Yes	No

* at any time (a) Liquidity is less than the product of 2.5 times the then aggregate outstanding balance of the Term Loan Advances or (b) Remaining Month’s Liquidity  is less than 9

Financial Covenant	Required	Actual	Complies

Maintain on a quarterly basis (unless otherwise noted):

Minimum Liquidity (Monthly)	2X Term Loan	$_________	Yes	No
Minimum Remaining Months
Liquidity	Six (6)	__________	Yes	No

Minimum Quick Ratio (Adjusted)	1.00:1.00	_____:1.00	Yes	No

Quarterly Loss*
$3,800,000 @ 6/30/02	___________		Yes	No
$3,100,000 @ 9/30/02
$2,000,000 @ 12/31/02
$1,100,000 @ 3/31/03

  *Commencing 6/30/03, Borrower will have net losses no more than 20% greater than the projected amounts in the “street” projections approved by Borrower’s board of directors.  If Borrower projects profitability for any given quarter ended 6/30/03 or beyond, net income will be at least 80% of the projected amount in the “street” projections approved by Borrower’s board of directors.

BANK USE ONLY Received By: ____________________ Date: ________________ Reviewed By: ____________________ Compliance Status: Yes / No

Comments Regarding Exceptions:  See Attached.

Sincerely,

Pharsight Corporation

Signature

Title

Date